COVID-19 Business Update November 4, 2020

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; the effects of health and safety measures adopted by the Company and its tenants related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the business and financial condition of tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2019, under the heading "Risk Factors," in the Company's Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Rent Collection Collected over 99% of 2Q and 3Q rent TOTAL BILLED CHARGES 0% A/R 1% A/R 1% A/R 2% 1% DEFERRED ~0% DEFERRED 4% 97% 99% 99% 96% 8/4 11/2 11/2 11/2 2Q 2020 3Q 2020 OCTOBER 3

Deferral Collections $7.2M DEFERRALS GRANTED $4.0M Collected over 96% of scheduled third quarter PAID IN FULL deferred rent payments PAYMENT SCHEDULE $122K $477K $2.0M SCHEDULED $531K PAYMENTS $524K $346K PAID as of 11/2 $4K $1.2M $13K $39K DEFERRALS $121K $430K OWED OUTSTANDING GENERAL RESERVE $549K JUL AUG SEP OCT NOV DEC GENERAL RESERVE decreased from $730K to $424K between 2Q and 3Q, approximately 25% of deferrals at quarter end 4

Liquidity & Acquisitions $1, AILABLE 01 AV LIQ 8 90M NT UI M 3 E DI $ Q CL R TY F 4 OS R O ED U -PROCES & C IN S AC D Q E U T IS A IT M I I $276M O T N S UNDER $276M S E $183M $700M CONTRACT UNDER REVOLVER $183MCASH $700M CONTRACT AVAILABILITY REVOLVER CASH AVAILABILITY $105M UNDER$105M LOI/ NEGOTIATION UNDER LOI/ $112M NEGOTIATION $112MFORWARD EQUITY AVAILABLE $9M $23MFORWARD EQUITY AVAILABLE $9MCLOSED 4Q QTD $23M4Q DISPOSITION MIDPOINT CLOSED 4Q QTD 4Q DISPOSITION MIDPOINT Ample liquidity to fund increasing acquisitions while maintaining leverage between 5.0 – 5.5x ACQUISITION GUIDANCE PROGRESSION $500 NOV $475M $500 NOV $475M $400 AUG $400M FEB $375M $400 AUG $350M $400M FEB MAY $375M $300 $350M $300M $300M MAY $300 $250M $300M $300M $200 $250M $200 $100 $102M $100 $102M 5